SUB-ITEM 77Q2:

Incorporated by reference to proxy statement filed pursuant to Section 14(a) of the Securities and Exchange Act of 1934 on submission type DEF 14A filed on March 28, 2003 (Accession No.: 0001127563-03-000058).